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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 333-47463 of Vysis, Inc. on Form S-8 of our report dated March 12, 1999 (March 25, 1999 as to Note 15), appearing in the Annual Report on Form 10-K of Vysis, Inc. for the year ended December 31, 1998.




DELOITTE & TOUCHE LLP
Chicago, Illinois
March 30, 1999